EXHIBIT B
JOINT FILING STATEMENT
I, the undersigned, hereby express my agreement that the attached Schedule 13D (and any amendments thereto) relating to the Common Stock of Radius Health, Inc. is filed on behalf of each of the undersigned.
Dated: December 23, 2011

MPM BIOVENTURES III, L.P.		MPM BIOVENTURES III-QP, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner	By:	MPM BioVentures III GP, L.P., its General Partner

By:	MPM BioVentures III LLC, its General Partner	By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Luke Evnin Name: Luke Evnin	By:	/s/ Luke Evnin Name: Luke Evnin
	Title: Series A Member		Title: Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.		MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P.,	By:	MPM BioVentures III GP, L.P.,
	its General Partner		in its capacity as the Managing Limited Partner

By:	MPM BioVentures III LLC,	By:	MPM BioVentures III LLC,
	its General Partner		its General Partner

By:	/s/ Luke Evnin	By:	/s/ Luke Evnin

	Name: Luke Evnin		Name: Luke Evnin
	Title: Series A Member		Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC		MPM BIOVENTURES III GP, L.P.

		By:	MPM BioVentures III LLC,
By:	/s/ Luke Evnin Name: Luke Evnin		its General Partner
	Title: Manager	By:	/s/ Luke Evnin Name: Luke Evnin
Title: Series A Member

MPM BIOVENTURES III LLC

By:	/s/ Luke Evnin

Name: Luke Evnin
Title: Series A Member

MPM Bio IV NVS Strategic Fund, L.P.		MPM BIOVENTURES IV GP LLC

By:	MPM BIOVENTURES IV GP LLC, its General Partner	By:	MPM BIOVENTURES IV LLC, its Managing Member
By:	MPM BIOVENTURES IV LLC, its Managing Member

By:	/s/ Luke Evnin	By:	/s/ Luke Evnin

	Name: Luke Evnin		Name: Luke Evnin
	Title: Member		Title: Member

MPM BIOVENTURES IV LLC

By:	/s/ Luke Evnin

Name: Luke Evnin
Title: Member

	/s/ Luke Evnin	/s/ Ansbert Gadicke

	Luke Evnin	Ansbert Gadicke

	/s/ Nicholas Galakatos Nicholas Galakatos	/s/ Michael Steinmetz Michael Steinmetz

	/s/ Kurt Wheeler	/s/ Nicholas Simon III

	Kurt Wheeler	Nicholas Simon III

	/s/ Dennis Henner	/s/ Todd Foley

	Dennis Henner	Todd Foley

	/s/ Vaughn Kailian	/s/ James Paul Scopa

	Vaughn Kailian	James Paul Scopa

	/s/ Steven St. Peter	/s/ John Vander Vort

	Steven St. Peter	John Vander Vort